EXHIBIT 10.37

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this "Agreement") made as of the last date set forth on the signature page hereof between BASANITE, INC., a Nevada corporation (the "Company") and the undersigned (the "Subscriber").

WITNESSETH:

WHEREAS, the Company is conducting a private offering (this "Offering") of shares of common stock of the Company (the "Common Stock") at a purchase price of $0.05 per Share; and

WHEREAS, the Subscriber desires to purchase the number of shares of Common Stock set forth on the signature page hereof (the "Shares?') on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.

SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Shares, at a price equal to $0.05 per Share. There is no minimum offering. The purchase price is payable by check made payable to "BASANITE, Inc." or wire transfer pursuant to the instructions attached hereto contemporaneously with the execution and delivery of this Agreement by the Subscriber to BASANITE, INC., 2041 NW 15th Avenue, Pompano Beach, Florida 33069, Attention: CEO. Deliveries may be made by mail, overnight courier service, or as an attachment to an email sent to da@basaniteindustries.com.

1.1

The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) the Company requires funds in addition to the proceeds of this Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (c) the Subscriber may not be able to liquidate its investment; (d) limited transferability of the Common Stock; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has completed acquisition(s) that may contain unknown risks and uncertainties, and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the Risk Factors contained in the Company's Quarterly filings made on Form 10-Q dated March 31, 2018, June 30, 2018, and September 30, 2018, as well as the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and prior filings made by the Company on Form 10-Q dated March 31, 2017, June 30, 2017, and September 30, 2017.

1.2

The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 (as amended on July 21, 2010 by the Dodd-Frank Wall Street Reform and Consumer Protection Act) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the" Act"), and that the Subscriber is able to bear the economic risk of an investment in the Shares and that the information in the Investor Questionnaire completed and executed by the undersigned is true and accurate in all respects.

1.3

The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Shares to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.4

The Subscriber hereby acknowledges receipt and careful review of this Agreement, SEC Filings (defined below) and any documents (if any) which may have been made available upon request of the Subscriber (collectively referred to as the "Offering Materials") and hereby represents that the Subscriber has been furnished by the Company during the course of this Offering with all information regarding the Company, the terms and conditions of this Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of this Offering.

1.5

(a)

In making  the decision  to invest  in the Shares the Subscriber has relied solely upon the information provided by the Company in the Offering Materials (if any), and the Company's available public filings. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment in the Shares other than the Offering Materials.

(b)

The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.6

The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

1.7

The Subscriber hereby acknowledges that this Offering has not been reviewed by the U.S. Securities and Exchange Commission (the "SEC") nor any state regulatory authority since this Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Shares have not been registered under the Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Common Stock unless they are registered under the Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

1.8

The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act that depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Shares.

1.9

The Subscriber understands that the current trading market for the Company's Common Stock is limited and that an active market may not develop for the Common Stock.

1.10

The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock that such securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber has agreed to a one-year hold period for the Common Stock received in conjunction with this investment and is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED. UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144

PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

1.11

The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, in its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription and to close this Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to the Common Stock.

1.12

The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14

If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15

The Subscriber acknowledges that at such time, if ever, as the Common Stock are registered, sales of the Common Stock will be subject to state securities laws.

1.16

The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.17

Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither Subscriber or any affiliate of Subscriber which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Subscriber's investments or trading or information concerning such investor's investments, including in respect of the securities, or (z) is subject to such investor's review or input concerning such affiliates' investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a l (h) under the 1934 Act) with respect to the Company's Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the securities (each, a "Prohibited Transaction").

1.18

The Subscriber understands that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned's suitability to acquire Shares.

1.19

The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons, counsel and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Shares by the Subscriber in violation of the Act or any applicable state securities or "blue sky" laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction. To the best of the Subscriber's knowledge, neither the Subscriber nor any person providing funds to the Subscriber: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this paragraph, the term "Anti-Money Laundering Laws" shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a financial institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA Patriot Act of 2001, Pub. L. No. 107-56 (the "Patriot Act"), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the "Bank Secrecy Act"), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C, Sections 1956 and 1957.  I'

1.20

The subscriber agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement or this Offering. Except as provided herein, the Company shall have the right to make such public announcements and shall control the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement and this Offering, and the method of their release, or publication thereof. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Company; provided, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. "Confidential Information" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the Offering Materials, excluding any disclosures or other information that are publicly available.

2.

REPRESENTATIONS BY AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to the Subscriber that:

2.1

Organization, And Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has full corporate power and authority to conduct its business..

2.2

Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Common Stock contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.3

Delivery of SEC Filings; Business. The Company has made available to the Subscriber the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2017 and all other reports filed with the SEC (collectively, the "SEC Filings"). The Company and its subsidiaries are engaged in all material respects in the business described in the Annual Report on Form 10-K dated the year ended December 31,  2017 and any subsequent filings, and the SEC Filings contain an accurate description in all material respects of the business of the Company and its subsidiaries, taken as a whole.

3.

TERMS OF SUBSCRIPTION. The Company is offering the Shares through its officers and directors.

3.1

Subscriptions for Shares may not be revoked once tendered, except in accordance with certain state laws.

3.2

This Offering can be withdrawn at any time before closing and is specifically made subject to the terms described in this Agreement. The Company reserves the right to reject any subscription, in whole or in part, or to allocate to any prospective investor less than the number of securities subscribed for. There is no minimum investment or minimum offering.

4.

PIGGY BACK REGISTRATION RIGHTS.

4.1

If, at any time during the period beginning on the day after the acceptance of this Agreement by the Company (the "Closing Date") and ending 12 months after the Closing Date the Company proposes to file a registration statement under the Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Act applies or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to Subscriber (the "the Holder") as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer Holder the opportunity to register such number of Shares held by Holder on such date (the "Restricted Stock") as such Holder may request. Holder desiring to have Restricted Stock included in such registration statement shall so advise the Corporation in writing within 10 business days after the date on which the Company's notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Restricted Stock requested to be included in the registration for such offering to include in such offering on the same terms and conditions as any similar securities of the Company included therein. The right of Holder to registration pursuant to this Section 4 in connection with an underwritten offering by the Company shall, unless the Company otherwise assents, be conditioned upon Holder's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company that either because of (a) the kind of securities that the Company, the Holder and any other persons or entities intend to include in such offering or (b) the size of the offering that the Company, the Holder and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Restricted Stock to be registered and offered for the account of Holder shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

5.

MISCELLANEOUS. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed as follows:

If to the Company, to it at: BASANITE, INC.

2688 NW 29th Terrace, Building 13

Oakland Park, Florida 33311

Attention: CEO

If to the Subscriber, to the Subscriber's address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or .delivered when received.

5.1

Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

5.2

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.3

Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

5.4

This Subscription Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within Broward County, State of Florida, (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personal jurisdiction of any Federal or State court of competent jurisdiction within Broward County, State of Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within Broward County, State of Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

5.5

In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

5.6

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.7

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8

All of the representations and warranties contained in this Subscription Agreement shall survive execution and delivery of this Subscription Agreement and the undersigned's investment in the Company.

5.9

The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.10

This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but, all of which shall together constitute one and the same instrument.

5.11

Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

5.12

Facsimile copies of signed original counterparts of this Subscription Agreement shall have the same legal force and effect as such original signed counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of ___________ 2019.

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE
[INDIVIDUAL]

If the prospective investor is an individual, please execute this Agreement below.

Signature:*

Printed Name:

And (if applicable)

Signature:*________________________________________

Printed Name: ______________________________________

HOW SHARES WILL BE HELD:

Individually

_________

JTWROS

_________

TBTE

_________

Number of Shares Subscribed for: ______

Amount Subscribed for:  $  __________

Address:

____________________________________________________

____________________________________________________

____________________________________________________

*If investment is taken in joint names, both must sign.

 [ACCEPTANCE PAGE FOR SUBSCRIPTION AGREEMENT]

Agreed to and accepted for ___________ Shares as of ______________, 2019

BASANITE, INC.

By:
Name:	David Anderson